SGC
SUPERIOR GROUP OF COMPANIES

INVESTOR PRESENTATION

March 2024






instacart pickup
Kale&
Avocados&
Blueberries&
Chocolate&
Family.

HEALTHCARE APPAREL | BRANDED PRODUCTS | CONTACT CENTERS

Safe Harbor Statement

This presentation may contain forward-looking statements about Superior Group of Companies within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995 and all rules and regulations issued there under. Such statements are based upon management's current expectations, projections, estimates and assumptions. Words such as "may," "will," "should," "could," "expect," "anticipate," "estimate," "believe," "intend," "project," "potential", "plan", "think", or "outlook", or the negative of these words or other variations on these words or comparable terminology identify such forward-looking statements.

Forward-looking statements involve known and unknown risks and uncertainties that may cause future results to differ materially from those suggested by the forward-looking statements. Such risks and uncertainties include, but are not limited to the following: the effect of the COVID-19 crisis on the U.S. and global markets, our business, operations, customers, suppliers and employees; general economic conditions in the areas of the United States in which the Company's customers are located; changes in the market where uniforms are worn, where promotional products are sold and where call center services are used; the impact of competition; the Company's ability to successfully integrate operations following consummation of acquisitions and the availability of manufacturing materials as well as the risks and uncertainties disclosed in the Company's periodic filings with the Securities and Exchange Commission, including the Company's annual report on Form 10-K for the year ended December 31, 2023, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward- looking statements made herein and are cautioned not to place undue reliance on such forward-looking statements. All subsequent written or oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this presentation. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events, except as may be required under applicable law. If we do update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Overview






GH

Investment Highlights

Founded in 1920, three attractive, diversified businesses, all operating in large, profitable growth industries with products and services always in demand

Ample organic growth potential across all three businesses, given modest share of large total addressable market, supported by strong customer retention

Historically high-margin and profitable operations in all three businesses, to benefit further from increasing scale, with Contact Centers the highest-margin and fastest-growing business

Solid balance sheet driven by strong free cash flow including core working capital improvement facilitating strategic investment and return of capital to shareholders

Significant insider ownership — Uninterrupted dividend since 1977

Significant Revenue Growth Across Diversified Business Segments

Consolidated CAGR of 9%[1]


550M
500M
450M
400M
350M
300M
250M
200M
150M
100M
50M
0
2018
$27M
2023
$87M
CONTACT CENTERS[2]
2018
$102M
2023
$114M
HEALTHCARE APPAREL
2018
$217M
2023
$342M
BRANDED PRODUCTS
2018
$346M
2023
$543M
TOTAL

(1) 2018-2023
(2) Excludes intersegment sales

Healthcare



Healthcare Apparel through Well-Known Brands

Highly recognizable brands worn by 2 million caregivers every day

Wink™

NOVA | THRIVE | RENEW | W123 | BOUNDLESS | LAYERS | WORK | PRO

Fashion Seal Healthcare®

WORKLON | INDY | FASHIONBLEND | FASHIONPOPLIN | SIMPLYSOFT

carhartt

RUGGED FLEX | CROSS-FLEX | LIBERTY | CORE ESSENTIALS | LAYERS



Healthcare Apparel Growth Opportunities

$4.1B	~6%	2.3%	7.0%	90%	2M
TAM in the US[1] (Larger internationally)	SGC Market Share ~$220M Estimated Retail (~$110M Wholesale)	5 Year Revenue CAGR Through 2023	2023 EBITDA Margin[2]	Annual Customer Retention[3]	Caregivers Wear Our Brands to Work Daily

Sales Channels:

RETAILERS | DIRECT2CONSUMER | E-COMMERCE RETAILERS | SPECIALTY | INTERNATIONAL | DISTRIBUTORS | LAUNDRIES

- Single-digit market share in a large and growing addressable market driven by expected growth in healthcare personnel
- Unique one-stop shopping approach
- Large, diverse and evolving distribution channels, including retail, digital sales, and recent launch of a D2C website, presenting a nascent opportunity for growth
- Experienced leadership team to take share including through omnichannel
- Industry has a history of profitability

Competitive Landscape: FIGS | CAREISMATIC BRANDS | KINDTHREAD | MEDLINE | STANDARD

(1) Estimated Retail Dollars. SGC healthcare apparel revenue is primarily recorded in wholesale dollars and has been estimated at retail value for this market share calculation
(2) See Slide 23 for the definition of EBITDA
(3) Retention calculated on the top 90% of customers by revenue



Multiple Distribution Channels for Healthcare Apparel

Largest channel partners in the US, Canada and in more than 31 countries around the world.

amazon
ALSCO
ATWOODS Ranch & Home
UNIFORM ADVANTAGE
BARNES & NOBLE COLLEGE
CINTAS READY FOR THE WORKDAY
DaVita
Fleet Farm
Life Care Centers of America
Mark's
UniFirst Uniforms Services Solutions
VCA Animal Hospitals
Unitex
the UNIFORM OUTLET
NYC HEALTH+ HOSPITALS
Northwestern Medicine
SANMAR
scrubs & beyond
TARGET


COMING
THROUGH.
SKIP


(MILD)

insomnia cookies

Branded Products


instacart
Avocados&
Quinoa&
Blueberries&
Chocolate.

AG


DRV PNK
AutoNation


Branded Products

Highly fragmented market offers the opportunity to provide SGC's branded merchandise, apparel, accessories and operational services to support large national programs

$25.8B	~2%	9.5%	9.7%	90%	5M+
TAM in the US[1]	SGC Market Share	5 Year Revenue CAGR Through 2023	2023 EBITDA Margin[2]	Annual Customer Retention[3]	Americans Wear Our Brands to Work Daily

- Diversified portfolio with wide variety of curated, customized products to numerous industries globally, serving some of the best-known brands on the planet

25,000+

We are the 8th largest of more than 25,000 branded products distributors in the US.

Competitive Landscape: 4IMPRINT | PROFORMA | HALO | BDA | STAPLES | HH GLOBAL | BARCO | WORKWEAR OUTFITTERS | MI HUB

SGC SUPERIOR GROUP OF COMPANIES

(1) Source: PPAI
(2) See Slide 23 for the definition of EBITDA
(3) Retention calculated on the top 90% of customers by revenue


Taco Bell

Serving Members of the Fortune 500 with Branded Products

We service the world's largest brands

CVS pharmacy	Advance Auto Parts	TESLA	amazon	Walmart
Applebee's	crumbl cookies	TACO BELL	Chevron	Publix
Microsoft	Coca-Cola	COSTCO WHOLESALE	WAFFLE HOUSE	Northwestern Medicine
DIAGEO	DOORDASH	DUNKIN'	CENTENE Corporation	m&m's
GRUBHUB	spirit	hulu	IHOP	NIKE
IN-N-OUT BURGER	instacart	Kroger	jetBlue	LOWE'S

Contact Centers



Clients Have Strong Near-Shore Preference

Dominating a large, fast-growing market with many companies accelerating outsourcing


EL SALVADOR (2)
BELIZE (3)
FLORIDA
JAMAICA (2)
DOMINICAN REPUBLIC (2)

Illuminate Awards

NEARSHORE COMPANY OF THE YEAR

Employers For Youth (El Salvador)

BEST PLACE TO WORK
Call Center Industry - #1

BEST PLACE TO WORK
All Industries - #3

Lawyer International Legal 100

BEST BUSINESS PROCESS OUTSOURCING PROVIDER

Latin America News

BEST GLOBAL CALL CENTER AND BUSINESS PROCESS OUTSOURCING PROVIDER

Contact Center Growth Opportunities

Nearshore Call Center management for small and mid-sized accounts, including first-time outsourcers

$101B	~0.1%	26.0%	13.6%	99%
TAM in the US (Larger internationally)	SGC Market Share	5 Year Revenue CAGR Through 2023	2023 EBITDA Margin[1]	Net Revenue Retention

- Leading provider in an underserved segment
- Quality provider, recognized with third-party accolades for high quality-oriented focus with conversational service

- Rapid growth from new customers and seat expansion with existing clients, driven by sales and marketing efforts capitalizing on accelerating outsourcing trends

- Serves a diverse range of established and up-and-coming brands

(1) See Slide 23 for the definition of EBITDA

Providing Call Center Services to Multiple Customer Channels

Serving a wide market including underserved smaller clients



FULL SAIL UNIVERSITY
energy harbor
LOWE'S
MORGAN & MORGAN
VISTRA
sunnova
nrg
CHOICE Home Warranty
E/evate
7 ELEVEN
neighborly
ADVANCED DERMATOLOGY and Cosmetic Surgery
SiriusXM SATELLITE RADIO
BRILLIANT EARTH
Western Dental & Orthodontics

Financial Highlights







Delivered Sustained Annualized Growth of 14% in Revenue Since 2013



$500M
$400M
$300M
$200M
$100M
$0
$151.5M
$5.7
$58.2
$87.6
$196.2M
$8.0
$57.5
$130.7
$210.3M
$12.0
$61.5
$136.8
$252.6M
$14.5
$60.7
$177.4
$266.8M
$19.3
$65.0
$182.5
$346.4M
$27.4
$102.5
$216.5
$376.7M
$31.6
$117.5
$227.6
$526.7M
$37.2
$157.5
$332.0
$537.0M
$57.2
$139.3
$340.5
$578.8M
$77.6
$113.3
$387.9
$543.3M
$86.7
$113.9
$342.7
$563.0M
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024E(1)
Contact Centers(2)
Healthcare Apparel
Branded Products

(1) Assumes mid-point of guidance range
(2) Excludes intersegment sales

Debt to EBITDA Ratios[1]


3.0X
4.0X
1.4X
2.0X
3.9X
2.0X
12/31/18
12/31/19
12/31/20
12/31/21
12/31/22
12/31/23

(1) Based upon Credit Agreement definitions

Capital Allocation Strategy

Aligned to strategic growth

Capital Allocation Priorities:

DIVIDEND PAYMENTS
- Consistently paid a dividend since 1977

INVESTMENTS TO SUPPORT ORGANIC GROWTH
- Expand low-cost production capabilities
- Expand technologies to enhance operational efficiencies
- Expand digital technologies to expand growth
- Grow infrastructure to support growth

MERGERS & ACQUISITIONS
- History of successful acquisitions

Environmental, Social & Governance

PLASTIC BOTTLES RECYCLED (MILLIONS)[1]



7.8
9.4
14.75
19.32
2019
2020
2021
2022

COMPANY HEADCOUNT

↑2%

Global increase in headcount in 2023

6,941
2023

6,796
2022

GLOBAL WORKFORCE
Gender Breakdown[2]



51%
FEMALE
3,556
49%
MALE
3,385

US WORKFORCE
Gender Breakdown



60%
FEMALE
502
40%
MALE
333

BOARD OF DIRECTORS DIVERSITY

	'21	'22	'23	'24
Female	2	2	2	4
Male	5	5	4	4
Non-Minority	6	6	5	7
Minority	1	1	1	1

Community Relations

2022 TOTAL CHARITABLE CONTRIBUTIONS

60+
Charitable organizations receiving cash contributions from SGC and its divisions

$204,000+
Cash contributions

CLINICAL APPAREL DONATIONS

10
Nonprofit organizations supported in the U.S. and Haiti

137,000+
Units of apparel

(1) Customer garment requirements and specifications impact the number of recycled plastic bottles used per garment
(2) As of December 31, 2023

SGC's Corporate Social Responsibility Report can be found on the Company's website

Appendix

Non-GAAP Reconciliation

For the year ended December 31, 2023

$ IN THOUSANDS	BRANDED PRODUCTS	HEALTHCARE APPAREL	CONTACT CENTERS	INTERSEGMENT ELIMINATIONS	Other	TOTAL SGC
Net sales	$342,680	$113,878	$91,500	($4,756)	$ -	$543,302
Cost of goods sold	$228,053	$71,597	$42,352	($2,247)	$ -	$339,755
Gross margin	$114,627	$42,281	$49,148	($2,509)	$ -	$203,547
Selling and administrative expenses	$88,225	$38,209	$39,682	($2,509)	$19,598	$183,205
Other periodic pension cost	$ -	$ -	$ -	$ -	$855	$855
Depreciation and amortization	$6,744	$3,925	$2,942	$ -	$384	$13,995
Segment EBITDA	$33,146	$7,997	$12,408	$ -	($20,069)	$33,482

Segment EBITDA is our primary measure of segment profitability under U.S. GAAP ASC 280 "Segment Reporting". Amounts included in income (loss) before income tax expense and excluded from Segment EBITDA include: interest expense and depreciation and amortization.